UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 2, 2016 (May 26, 2016)

ALKERMES PUBLIC LIMITED COMPANY

(Exact name of registrant as specified in its charter)

Ireland	001-35299	98-1007018
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

Connaught House, 1 Burlington Road
Dublin 4, Ireland
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): + 353-1-772-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)                                 On May 26, 2016, Ms. Kathryn L. Biberstein, a “named executive officer” (as defined in Item 402 of Regulation S-K) of Alkermes plc (the “Company”), was promoted from her position as Executive Vice President, Chief Legal Officer and Chief Compliance Officer of Alkermes, Inc., a U.S. subsidiary of the Company, to Executive Vice President, Chief Compliance Officer and Chief Administrative Officer of Alkermes, Inc. Ms. Biberstein will continue to serve as Secretary of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALKERMES PLC

Date: June 2, 2016	BY:	/s/ James M. Frates

James M. Frates

Senior Vice President and Chief Financial Officer
(Principal Financial Officer)